UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 12, 2016

Gladstone Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00237 (Commission File Number)	54-2040781 (IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia 22102 (Address of principal executive offices)

Registrant's telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 12, 2016, Gladstone Capital Corporation (the “Company”) issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for the Company’s common stock and 6.75% Series 2021 Term Preferred Stock for each of July, August and September 2016. The Company also announced its intention to report earnings for its third fiscal quarter ended June 30, 2016, after the stock market closes on Wednesday, August 3, 2016. The Company’s conference call to discuss earnings will be held on Thursday, August 4, 2016 at 8:30 a.m. EDT.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on July 12, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2016	GLADSTONE CAPITAL CORPORATION

	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Gladstone Capital Corporation on July 12, 2016.